UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):      November 12, 2010

Southern Connecticut Bancorp, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Connecticut	000-49784	06-1609692
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

215 Church Street
New Haven, Connecticut		06510
(Address of Principal Executive Offices)		(Zip Code)
(203) 782-1100
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

    Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (ee General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02             Termination of a Material Definitive Agreement.

On November 12, 2010, Southern Connecticut Bancorp, Inc. (“SSE”), the holding company for Bank of Southern Connecticut, Naugatuck Valley Financial Corporation (“NVFC”), the holding company for Naugatuck Valley Savings and Loan, and Naugatuck Valley Financial Corporation, a Maryland corporation (“New NVFC”), entered into a Mutual Termination Agreement, dated as of November 12, 2010 (the “Termination Agreement”), related to the previously announced Agreement and Plan of Merger, dated as of February 22, 2010, as amended on September 17, 2010 (the “Merger Agreement”).

Pursuant to the Termination Agreement, SSE, NVFC and New NVFC mutually agreed to terminate the Merger Agreement due to an inability to obtain regulatory approval of the proposed merger.  In accordance with the terms and conditions of the Termination Agreement and the Merger Agreement, NVFC paid a termination fee of $350,000 to SSE on November 12, 2010 as reimbursement for SSE’s transaction expenses.

The foregoing summary of the Termination Agreement is not complete and is qualified in its entirety by reference to the complete text of the Termination Agreement, which is filed as Exhibit 2.1 to this Form 8-K and which is incorporated herein by reference in its entirety.  In addition, a copy of the  press release announcing the termination of the Merger Agreement is filed as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference in its entirety.

ITEM 9.01             Financial Statements and Exhibits.

(d)           Exhibits

Exhibit No.	Description
2.1
Mutual Termination Agreement, dated as of November 12, 2010, by and among Naugatuck Valley Financial Corporation, a federally chartered subsidiary holding company, Naugatuck Valley Financial Corporation, a Maryland corporation, and Southern Connecticut Bancorp, Inc., a Connecticut corporation.

99.1	Joint Press Release of Naugatuck Valley Financial Corporation and Southern Connecticut Bancorp, Inc. dated November 12, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 12, 2010	SOUTHERN CONNECTICUT BANCORP, INC. By: /s/ John H. Howland John H. Howland President and Chief Operating Officer

EXHIBIT INDEX

Exhibit No.	Description
2.1
Mutual Termination Agreement, dated as of November 12, 2010, by and among Naugatuck Valley Financial Corporation, a federally chartered subsidiary holding company, Naugatuck Valley Financial Corporation, a Maryland corporation, and Southern Connecticut Bancorp, Inc., a Connecticut corporation.

99.1	Joint Press Release of Naugatuck Valley Financial Corporation and Southern Connecticut Bancorp, Inc. dated November 12, 2010.